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                                                                    EXHIBIT 23.2

[KPMG LOGO]


303 Peachtree Street, N.E.                                Telephone 404 222 3000
Suite 2000                                                Fax 404 222 3050
Atlanta, GA 30308




                         INDEPENDENT AUDITORS' CONSENT




The Board of Directors
RARE Hospitality International, Inc.


We consent to the use of our reports incorporated herein by reference.

                                                     KPMG LLP

Atlanta, Georgia
February 10, 2000